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                              [THE VANGUARD GROUP]

                          VANGUARD(R) BOND INDEX FUNDS
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 27, 2001


Each of the Vanguard Bond Index Funds has the flexibility to overweight particular types of bonds relative to their representation in the target index. For the Total Bond Market and Short-Term Bond Index Funds, this normally involves substituting corporate bonds for government bonds of the same maturity. The corporate substitution strategy increases a Fund's income, but also marginally increases its exposure to credit risk, which is explained in the MORE ON THE FUNDS--MARKET EXPOSURE section of the prospectus. Each Fund limits corporate substitutions to: (i) bonds with less than approximately 4 years' remaining maturity; and (ii) approximately 15% of its net assets.



(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PSCS1  052001